                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                       TOP FIVE INDUSTRIES       4
                          TOP TEN HOLDINGS       4
                      CURRENT DISTRIBUTION       5
                           NET ASSET VALUE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10
                   A FOCUS ON SENIOR LOANS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      35
             NOTES TO FINANCIAL STATEMENTS      40

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      46
    TRUST OFFICERS AND IMPORTANT ADDRESSES      47

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
February 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long-term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Believing in the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]                              [SIG]
Richard F. Powers, III             Dennis J. McDonnell
Chairman                           President
Van Kampen                         Van Kampen
Investment Advisory Corp.          Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH REMAINED VIBRANT IN THE SECOND HALF OF 1999, DUE TO STRONG CONSUMER SPENDING, INVENTORY BUILD-UP, AND EXPORTS. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT HISTORICALLY HIGH ANNUALIZED RATES OF 5.7 PERCENT AND 6.9 PERCENT, RESPECTIVELY, IN THE LAST TWO QUARTERS OF THE YEAR. WITH GDP MEASURING 4.1 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT. THE CLOSE OF THE REPORTING PERIOD ALSO MARKED 107 CONSECUTIVE MONTHS OF ECONOMIC EXPANSION--THE LONGEST STREAK IN U.S. HISTORY.

STRONG GDP DATA, AMONG OTHER FACTORS, PROMPTED THE FEDERAL RESERVE BOARD TO TAKE AN ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH AND WARDING OFF INFLATION. ALTHOUGH THE CONSUMER PRICE INDEX (CPI) ROSE A MODEST 2.7 PERCENT DURING 1999, THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT IN AUGUST AND NOVEMBER 1999 AND IN FEBRUARY 2000. FED POLICYMAKERS SUGGESTED THAT ADDITIONAL INCREASES ARE LIKELY IN THE COMING MONTHS.

ALTHOUGH THE CPI REMAINED QUIET, HINTS OF INFLATION WERE PRESENT IN OTHER ECONOMIC MEASURES SUCH AS THE EMPLOYMENT COST INDEX (ECI) AND CONSUMER SPENDING RATES. THE JOB MARKET CONTINUED TO THRIVE AS UNEMPLOYMENT DROPPED TO ITS LOWEST LEVEL IN 30 YEARS. CONSEQUENTLY, AT YEAR-END THE ECI RECORDED ITS SHARPEST QUARTER-TO-QUARTER INCREASE SINCE 1991, AS EMPLOYERS WERE FORCED TO INCREASE BENEFITS SUCH AS HEALTH INSURANCE AND PAID LEAVE TO ATTRACT WORKERS.

THE PROSPECT OF RISING INTEREST RATES APPEARED TO HAVE LITTLE IMPACT ON CONSUMER SPENDING AND OPTIMISM. CONSUMERS SPENT FREELY IN THE LAST MONTHS OF 1999, WHICH CULMINATED IN THE STRONGEST HOLIDAY SALES SINCE 1992. AND, THANKS TO PLENTIFUL JOBS, LOW INFLATION, AND THE REJUVENATED STOCK MARKET, CONSUMER CONFIDENCE REACHED AN ALL-TIME HIGH IN JANUARY.
INTEREST RATES AND INFLATION

(January 31, 1998 - January 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jan 1998                                                                     5.5                               1.6
                                                                             5.5                               1.4
                                                                             5.5                               1.4
Apr 1998                                                                     5.5                               1.4
                                                                             5.5                               1.7
                                                                             5.5                               1.7
Jul 1998                                                                     5.5                               1.7
                                                                             5.5                               1.6
                                                                            5.25                               1.5
Oct 1998                                                                       5                               1.5
                                                                            4.75                               1.5
                                                                            4.75                               1.6
Jan 1999                                                                    4.75                               1.7
                                                                            4.75                               1.6
                                                                            4.75                               1.7
Apr 1999                                                                    4.75                               2.3
                                                                            4.75                               2.1
                                                                               5                                 2
Jul 1999                                                                       5                               2.1
                                                                            5.25                               2.3
                                                                            5.25                               2.6
Oct 1999                                                                    5.25                               2.6
                                                                             5.5                               2.6
                                                                             5.5                               2.7
Jan 2000                                                                     5.5                               2.7

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of January 31, 2000)

-----------------------------------------------------------------------
TOTAL RETURNS AND DISTRIBUTION RATE
-----------------------------------------------------------------------
Six-month total return(1)                                     0.62%
-----------------------------------------------------------------------
One-year total return(1)                                      3.34%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      6.29%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       6.94%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.07%
-----------------------------------------------------------------------
Commencement date                                          10/04/89
-----------------------------------------------------------------------
Distribution rate(2)                                          6.90%
-----------------------------------------------------------------------
SHARE VALUATIONS
-----------------------------------------------------------------------
Net asset value on 01/31/00                                   $9.61
-----------------------------------------------------------------------
Six-month high net asset value (08/01/99)                     $9.87
-----------------------------------------------------------------------
Six-month low net asset value (01/31/00)                      $9.61
-----------------------------------------------------------------------

(1) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 3.00% imposed on most Shares accepted by the Fund for repurchase within the first year and declining thereafter to 0.00% after the fifth year. If the early withdrawal charge were included, total return would be lower.

(2) Distribution rate is based upon the offering price of $9.65 and the current monthly dividend of $.0555 per share as of January 25, 2000.

Past performance does not guarantee future results. Distribution rate and net asset value may fluctuate with market conditions. Trust shares, when tendered, may be worth more or less than their original cost.

This report is intended for shareholders of the Trust and may not be used as sales literature with prospective investors unless it is preceded or accompanied by the Trust's current prospectus, which gives more complete information about risk considerations, charges and expenses, investment objectives and operating policies. Prospective investors should read the prospectus carefully before investing or sending money.

               PORTFOLIO AT A GLANCE

TOP FIVE PORTFOLIO INDUSTRIES

(as a percentage of total assets - January 31, 2000)

Health Care                                                  8.6%
---------------------------------------------------------------------
Finance                                                      5.8%
---------------------------------------------------------------------
Broadcasting--Cable                                          5.0%
---------------------------------------------------------------------
Hotels, Motels, and Gaming                                   4.6%
---------------------------------------------------------------------
Telecommunications -- Personal Communication Systems         4.1%
---------------------------------------------------------------------

TOP TEN HOLDINGS

(as a percentage of total assets - January 31, 2000)

Charter Communications, Inc.                                2.30%
---------------------------------------------------------------------
Allied Waste North America, Inc.                            2.16%
---------------------------------------------------------------------
Integrated Health Services, Inc.                            1.41%
---------------------------------------------------------------------
Felcor Suite Hotels                                         1.35%
---------------------------------------------------------------------
BCP SP Ltd.                                                 1.33%
---------------------------------------------------------------------
Lyondell Petrochemicals Corp.                               1.33%
---------------------------------------------------------------------
Wyndham International, Inc.                                 1.32%
---------------------------------------------------------------------
Ventas Realty, Ltd., Inc.                                   1.28%
---------------------------------------------------------------------
Community Health Systems, Inc.                              1.25%
---------------------------------------------------------------------
Total Renal Care Holdings, Inc.                             1.19%
---------------------------------------------------------------------

CURRENT DISTRIBUTION

(January 31, 1990 - January 31, 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                VAN KAMPEN PRIME RATE INCOME
                                                                           TRUST                      3-MONTH TREASURY BILL
                                                                ----------------------------          ---------------------
1/90                                                                       10.24                               8.01
                                                                           10.01                               8.03
                                                                           10.00                               7.73
                                                                           10.00                               7.34
1/91                                                                        9.50                               6.38
                                                                            8.51                               5.69
                                                                            8.02                               5.68
                                                                            7.60                               4.97
1/92                                                                        6.51                               3.94
                                                                            6.51                               3.77
                                                                            6.00                               3.24
                                                                            5.99                               3.01
1/93                                                                        5.96                               2.97
                                                                            6.01                               2.96
                                                                            5.76                               3.10
                                                                            5.50                               3.10
1/94                                                                        5.47                               3.03
                                                                            6.16                               3.95
                                                                            6.50                               4.36
                                                                            7.00                               5.15
1/95                                                                        8.01                               5.99
                                                                            8.02                               5.86
                                                                            8.02                               5.58
                                                                            8.03                               5.51
1/96                                                                        7.54                               5.05
                                                                            7.01                               5.15
                                                                            6.80                               5.31
                                                                            7.01                               5.15
1/97                                                                        7.02                               5.15
                                                                            7.03                               5.23
                                                                            6.80                               5.23
                                                                            6.80                               5.20
1/98                                                                        6.79                               5.18
                                                                            6.79                               4.97
                                                                            6.79                               5.07
                                                                            6.48                               4.32
1/99                                                                        6.21                               4.45
                                                                            6.20                               4.54
                                                                            6.50                               4.75
                                                                            6.58                               5.09
1/00                                                                        6.90                               5.69

NET ASSET VALUE

(January 31, 1990 - January 31, 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                  VAN KAMPEN PRIME RATE INCOME TRUST
                                                                  ----------------------------------
1/90                                                                             10.02
                                                                                 10.01
                                                                                 10.01
                                                                                 10.00
1/91                                                                             10.00
                                                                                  9.99
                                                                                  9.99
                                                                                 10.00
1/92                                                                             10.00
                                                                                 10.00
                                                                                 10.00
                                                                                 10.01
1/93                                                                             10.06
                                                                                 10.04
                                                                                 10.00
                                                                                 10.01
1/94                                                                             10.07
                                                                                 10.04
                                                                                 10.05
                                                                                 10.05
1/95                                                                             10.04
                                                                                 10.04
                                                                                 10.05
                                                                                 10.03
1/96                                                                             10.02
                                                                                 10.00
                                                                                 10.00
                                                                                 10.00
1/97                                                                              9.99
                                                                                  9.97
                                                                                  9.96
                                                                                  9.96
1/98                                                                              9.97
                                                                                  9.96
                                                                                  9.98
                                                                                  9.96
1/99                                                                              9.92
                                                                                  9.93
                                                                                  9.87
                                                                                  9.75
1/00                                                                              9.61

Past performance does not guarantee future results.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN PRIME RATE INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. ONE OF THE KEY EVENTS DURING THE PERIOD WAS A CHANGE IN PORTFOLIO MANAGERS. ON DECEMBER 8, 1999, HOWARD TIFFEN ASSUMED DAY-TO-DAY MANAGEMENT RESPONSIBILITIES FOR THE TRUST. HE BRINGS MORE THAN 30 YEARS OF GLOBAL AND DOMESTIC INVESTMENT EXPERIENCE TO VAN KAMPEN'S SENIOR LOAN TEAM.
    THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED JANUARY 31, 2000.

Q   CAN YOU TALK ABOUT MARKET
CONDITIONS DURING THE LAST SIX MONTHS?

A   The last six months could be
described as a game of two halves in the senior loan market. In the summer and fall of 1999, the supply of loans in the senior loan market was extremely favorable to investors, providing many new loans with relatively favorable yield and credit terms. The winter months of 1999 and early 2000 were the reverse, with sparse offerings and lower relative yields, making it a more difficult environment for investors.

    Credit deterioration, however, had a much larger impact on investors than did the supply of senior loans. Defaults reached levels not seen since 1992, and that was unusual and unexpected by us given the strength of the economy.

Q   HOW DID THESE CONDITIONS AFFECT
    THE TRUST, AND WHAT OTHER FACTORS HAD A SIGNIFICANT IMPACT ON THE TRUST'S PERFORMANCE?

A   The rise in defaults hurt the entire
senior loan industry during the six-month period. Much of the Trust's loss, approximately 2.6 percent of NAV, was due to its concentration in the health-care industry--or, to be more precise, nursing homes.

    We first mentioned this situation in your last report dated July 31, 1999. At that time, it was clear that the Balanced Budget Act of 1997 was having more of a negative effect on nursing homes than initially expected. One component of the act changed how nursing homes are reimbursed by Medicare. The new policy was originally projected to save Medicare $8 billion in nursing-home costs over a five-year period. In 1999, it was discovered that the savings had been underestimated by nearly half, and that Medicare's new policy would realize savings of approximately $17 billion over the same period--a difference of $9 billion--siphoned out of nursing-home revenues.

    For many nursing homes, most of which rely on Medicare for about 60 percent of their revenues, this result put a significant strain on their businesses. As of January 31, 2000, three of the seven largest providers of long-term care facilities were operating under bankruptcy protection. [Editor's note: As of February 20, 2000, four of the seven largest providers were operating under bankruptcy protection.]

    During 1999, Congress amended the Act to provide some relief from these negative effects on nursing-home providers. The Balanced Budget Refinement Act of 1999 revised again the Medicare reimbursement policy to reduce the burden on the nursing home sector by approximately $3 billion over the next 5 years, and this should relieve some of the stress that has been placed on these businesses.

    Although there were other isolated credit problems in the Trust's portfolio, it was the health-care sector that had the largest negative effect on NAV. The Trust's NAV fell from $9.85 on July 31, 1999, to $9.61 as of January 31, 2000.

Q   WHY DID DEFAULTS AFFECT THE
    TRUST? AREN'T THE LOANS BACKED BY COLLATERAL?

A   Defaults affect all holders of
interests in senior loans, even those that are collateralized. At least 80 percent of the Trust's loans are required to be "collateralized"--backed by the borrowers' assets. As a result, the Trust is likely to recover more of its investment in a defaulted senior loan than it would if it were invested in other types of securities. Recovery on defaulted senior loans, however, takes time. When a senior loan defaults (i.e., the borrower is unable to make a scheduled payment of interest or principal), lenders typically engage in negotiations with the borrower and, in many cases, other participants in the borrower's capital structure, to seek to recover the value of the loans. This usually takes the form of an out-of-court restructuring or bankruptcy proceeding, either of which can last for several years. During this period, the value of the defaulted senior loan may decrease, which may result in a decline in the Trust's NAV.

    If the borrower is unable to get back on its feet during that period, its assets would typically be sold, if possible, and the creditors--including the Trust--are then paid out of the proceeds. However, even in the case of collateralized senior loans, there is no certainty that the sale of the collateral will be sufficient to repay all or part of the loan or that the collateral can or will be sold.

    A July 1999 report by rating agency Moody's Investor Services Inc. summarized the advantages of senior loans in bankruptcy situations. The report found that, in the event of a bankruptcy, the median recovery for senior secured and senior unsecured obligations, such as those held by the Trust, was significantly higher than it was for other investments such as senior subordinated debt, subordinated debt (such as bonds), and preferred and common stock.

    Although this Moody's report may not be indicative of future recoveries for defaulted senior loans in general or those held in the Trust, it lends support to our view that long-term investors in senior loans have historically recovered more of their investments following bankruptcies than have investors in other securities because of the loan's senior position in a borrower's capital structure--demonstrating one of the principal benefits of this asset class.

Q   THE FEDERAL RESERVE RAISED
    INTEREST RATES SEVERAL TIMES DURING THE PERIOD. HOW DID THIS AFFECT THE
    TRUST?

A   Senior loans are one of the few
fixed-income asset classes with the potential to benefit from rising interest rates, demonstrating another advantage of this asset class. Interest rates on senior loans are reset periodically to reflect trends in prevailing short-term interest rates, such as the Prime Rate and London InterBank Offered Rate. In January, the Trust raised its dividend from $0.0535 to $0.0555 per share. Of course, while the loans have the ability to pay investors higher yields when interest rates rise, they also can pay lower rates when interest rates fall.

    Shareholders often ask, "If borrowers are often required to pay higher yields to investors when interest rates rise, doesn't the risk of default increase with their higher debt costs?" The answer is typically no, at least not directly. Borrowers are often required to purchase interest-rate insurance from a third-party bank or insurer. The insurance does not guarantee the solvency of the borrower, but, subject to the insurer's financial condition, it protects borrowers from the rising interest cost of their senior loan in rising interest-rate environments by paying the excess interest cost over a contractual interest cost cap.

Q   VAN KAMPEN RECENTLY ANNOUNCED
    THAT IT BEGAN MAKING GREATER USE OF INDEPENDENT MARKET INDICATORS PROVIDED BY LOAN PRICING CORPORATION (LPC), AN INDEPENDENT PRICING SERVICE, IN VALUING CERTAIN OF THE SENIOR LOANS IN THE TRUST'S PORTFOLIO. WHAT IMPACT MIGHT THIS HAVE ON THE PERFORMANCE?

A   Making greater use of market
indicators, which was implemented on January 26, 2000, has had an insignificant impact on the NAV of the Trust. The Trust's use of market indicators in valuing senior loans is not new; we've used these indicators as a factor in valuing senior loans throughout the life of the Trust, as set forth in the Trust's disclosure documents. As of January 31, 2000, approximately 42 percent of the Trust's senior loan assets were priced based on market indicators provided by LPC.

    As stated in the Trust's disclosure documents, the NAV of the Trust will fluctuate as a function of interest rate and credit factors. Moreover, the Trust's greater use of independent market indicators in valuing certain senior loans has no affect on the yield of the Trust. Yield is determined based upon the income earned on assets held in the Trust.

    The Trust will continue to value senior loans for which reliable market indicators are not available in a manner consistent with the Board of Trustees' long-standing fair value methodology and with pricing policies governed by procedures adopted by the Board.

Q   TO SUMMARIZE, HOW DID THE
    TRUST PERFORM DURING THE REPORTING PERIOD?

A   The Trust's total return for the six-
month period was 0.62 percent at NAV. Based on the January 25, 2000, public offering price of $9.65 per share, the Trust's current monthly dividend of $.0555 represents a distribution rate of 6.90 percent. For more information on the Trust's performance, please refer to the chart and footnotes on page 3. Also, please remember that past performance does not guarantee future results.

Q   WHAT IS YOUR OUTLOOK FOR THE
    SENIOR LOAN MARKET AND FOR THE TRUST?

A   We believe the outlook for the
senior loan market is very good, particularly when compared to our outlook six months ago. In the primary or "new loans" market, we've seen a large number of mergers and acquisitions (M&A) in recent months. M&A activity often leads to an increase in new senior loans coming to market, as many companies use senior loans to help finance these activities. We believe this may lead to an abundance of offerings with strong credit protection and higher relative yields. In the developing secondary market, we believe there may be growing opportunities for the Trust to acquire senior loans from other investors at prices lower than and at yields higher than we could expect to receive in the primary or new loans markets.

    In terms of credit quality, we believe the rate of defaults during 2000 may be lower than in 1999. We anticipate that defaults during 2000 may fall to approximately 2 to 3 percent from 7.5 percent during 1999. The principal reason for our optimism is that we believe the negative effects of the Balanced Budget Act of 1997 on the health-care sector were reflected primarily during 1999 and that most of the defaults by nursing-home providers have already occurred. Of course, there can be no assurance that our forecast will be accurate, but we are hopeful the industry-wide problem that occurred in the health-care sector is behind us.

    As the Fed raises interest rates, we may also see a rise in investors' demand for senior loan funds, as investors seek to take advantage of one of the few asset classes with the potential to benefit from rising interest rates and inflation.

    With regard to the Trust, our goal is to further diversify the loans we hold. With a department staff of 23 professionals, including 11 analysts with an average of nearly 15 years of experience, we believe that we have the resources to manage a significantly larger number of loans than we currently hold. In the long run, we believe that improved diversification will add strength and stability to the Trust's NAV and dividends.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATION.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge; if these charges were included, the NAV would decrease.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to shareholders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the Trust is entitled will be paid.

A FOCUS ON SENIOR LOANS

    The Prime Rate Income Trust invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the Trust's management team, are important to the integrity of the Trust's portfolio. These include:

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the Trust is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the Trust's net asset value. For more details, please refer to the prospectus.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the Trust's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the Trust's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the Trust's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the Trust invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the Trust holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the Trust's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the Trust may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. From time to time, the Trust may hold equity positions as collateral, which may contribute to volatility in the Trust's net asset value. These equity positions may or may not be traded on stock exchanges and valued daily at the market price. It is management's opinion that shareholders will generally ultimately benefit from these holdings. In addition, up to 20 percent of the Trust's assets may be invested in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.(1)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS
            AEROSPACE/DEFENSE  0.8%
$8,892      Aerostructures Corp.,
            Term Loan...............  NR       BB-   12/31/03 to 09/06/04  $    8,893,877
10,374      Aircraft Braking
            Systems, Inc., Term
            Loan....................  NR       NR    10/15/05                  10,374,610
10,407      Decrane Finance Co.,
            Term Loan...............  B2       B+    9/30/05 to 04/23/06       10,406,886
8,658       Fairchild Holding Corp.,
            Term Loan...............  Ba3      BB-   04/30/06                   8,658,400
14,229      High Performance
            Plastics, Inc., Term
            Loan....................  NR       NR    03/31/05                  14,226,597
5,167       United Defense
            Industries, Inc., Term
            Loan....................  Ba3      BB-   10/06/05 to 10/06/06       5,132,763
                                                                           --------------
                                                                               57,693,133
                                                                           --------------
            AUTOMOTIVE  3.4%
34,000      American Axle and
            Manufacturing, Inc. Term
            Loan....................  Ba3      BB-   04/30/06                  33,902,250
55,833      Breed Technologies,
            Inc., Term Loan
            (a)(b)..................  NR       NR    04/27/04 to 04/27/06      44,666,642
5,838       Breed Technologies,
            Inc., Revolving Credit
            Agreement (a)(b)........  NR       NR    04/27/04                   4,670,666
2,047       Breed Technologies,
            Inc., Debtor in
            Possession (b)..........  NR       NR    09/30/00                   2,047,000
27,440      Cambridge Industries,
            Inc., Term Loan.........  Caa1     NR    06/30/05                  24,978,219
15,000      Dura Operating Corp.,
            Term Loan...............  Ba3      BB-   03/31/06                  15,034,380
40,000      Federal Mogul Corp.,
            Term Loan...............  Ba2      BB+   03/24/05                  39,993,320
9,529       Insilco Corp., Term
            Loan....................  Ba3      B+    11/24/05                   9,528,940

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            AUTOMOTIVE (CONTINUED)
$12,998     Global Metal
            Technologies, Term
            Loan....................  NR       NR    03/13/05              $   12,997,315
10,000      Meridian Automotive,
            Term Loan...............  NR       NR    04/30/04                  10,000,139
9,967       Metalforming
            Technologies, Inc., Term
            Loan....................  NR       NR    06/30/06                   9,960,890
16,409      Safelite Glass Corp.,
            Term Loan...............  B1       B+    12/23/04 to 12/23/05      12,966,069
31,398      SPX Corp., Term Loan....  Ba2      BB+   09/30/04 to 09/30/06      31,486,920
                                                                           --------------
                                                                              252,232,750
                                                                           --------------

            BEVERAGE, FOOD & TOBACCO  1.1%
46,159      Agrilink Foods, Term
            Loan....................  B1       B+    09/30/04 to 09/30/05      45,870,305
6,172       Amerifoods Cos., Inc.,
            Term Loan (f)...........  NR       NR    06/30/01                   3,764,622
14,214      Dr. Pepper Holdings,
            Inc., Term Loan.........  NR       NR    10/07/07                  14,248,433
9,370       Edwards Baking Corp.,
            Term Loan...............  NR       NR    09/30/03 to 09/30/05       9,361,836
7,350       Leon's Bakery, Inc.,
            Term Loan...............  NR       NR    05/02/05                   7,349,793
                                                                           --------------
                                                                               80,594,989
                                                                           --------------

            BROADCASTING--CABLE  5.0%
15,324      Adelphia Cable
            Partnership, Revolving
            Credit Agreement........  Ba2      BB+   12/31/03                  15,322,000
9,800       Bresnan Communications
            Co., LP, Term Loan......  NR       NR    01/29/08                   9,824,500
170,000     Charter Communications,
            Inc., Term Loan.........  Ba3      BB+   03/17/08                 170,721,650
46,669      Chelsea Communications,
            Inc., Term Loan.........  Ba2      NR    12/31/04                  46,660,938
10,400      Encore Investments, Term
            Loan....................  NR       NR    06/30/04                  10,401,869

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            BROADCASTING--CABLE (CONTINUED)
$3,000      Encore Investments,
            Revolving Credit
            Agreement...............  NR       NR    06/30/04              $    2,999,910
44,055      Falcon Communications,
            Inc., Term Loan.........  Ba3      BB    12/31/07                  44,020,593
14,969      Frontiervision Operating
            Partners, LP, Term
            Loan....................  Ba2      BB    03/31/06                  14,966,540
19,861      Garden State
            Cablevision, LP,
            Revolving Credit
            Agreement...............  NR       NR    06/30/05                  19,861,316
35,000      Insight Kentucky
            Partners, Term Loan.....  Ba3      BB+   12/31/07                  34,773,970
                                                                           --------------
                                                                              369,553,286
                                                                           --------------
            BROADCASTING--DIVERSIFIED  0.3%
15,000      Muzak Audio
            Communications, Inc.,
            Term Loan...............  B1       B+    12/31/06                  14,998,780
4,550       White Knight
            Broadcasting, Inc., Term
            Loan....................  NR       NR    06/30/07                   4,549,592
                                                                           --------------
                                                                               19,548,372
                                                                           --------------
            BROADCASTING--TELEVISION  1.8%
19,920      Black Entertainment
            Television, Inc., Term
            Loan....................  NR       NR    06/30/06                  19,739,485
9,511       Lin Television Corp.,
            Term Loan...............  Ba3      BB-   03/31/07                   9,494,815
8,000       Quorom Broadcasting,
            Inc., Term Loan.........  NR       NR    09/30/07                   7,999,300
61,600      Sinclair Broadcasting,
            Term Loan...............  Ba2      BB-   09/15/05                  61,590,020
31,920      TLMD Acquisition Co.,
            Term Loan...............  NR       NR    03/31/07                  31,919,887
                                                                           --------------
                                                                              130,743,507
                                                                           --------------
            BUILDINGS & REAL ESTATE  0.8%
19,817      Builders Firstsource,
            Term Loan...............  NR       BB-   12/30/05                  19,820,544

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            BUILDINGS & REAL ESTATE (CONTINUED)
$41,667     Walter Industries, Inc.,
            Term Loan...............  NR       NR    10/15/03              $   41,654,361
                                                                           --------------
                                                                               61,474,905
                                                                           --------------
            CHEMICAL, PLASTICS & RUBBER  3.8%
11,114      Cedar Chemicals Corp.,
            Term Loan...............  NR       NR    10/30/03                  11,107,101
10,420      Foamex, LP, Term Loan...  B3       B     06/30/05 to 06/30/06      10,414,279
3,625       Foamex, LP, Revolving
            Credit Agreement........  B3       B     06/12/03                   3,624,933
6,530       Gentek, Inc., Term
            Loan....................  Ba3      BB    04/30/07                   6,527,608
40,551      Huntsman Group Holdings,
            Term Loan...............  Ba2      NR    12/31/02 to 10/07/05      40,573,110
12,095      Huntsman Group Holdings,
            Revolving Credit
            Agreement...............  Ba2      NR    12/31/02                  12,095,969
35,000      Huntsman Specialty
            Chemical Corp., Term
            Loan....................  Ba3      BB    06/30/07 to 06/30/08      35,266,140
5,298       Jet Plastica Industries,
            Inc., Term Loan.........  NR       NR    12/31/02 to 12/31/04       5,296,770
97,272      Lyondell Petrochemical
            Corp., Term Loan........  Ba3      NR    06/30/05 to 05/17/06      98,707,179
15,000      MetoKote Corp., Term
            Loan....................  NR       NR    11/02/05                  14,999,006
9,750       Pioneer Americas
            Acquisition Corp., Term
            Loan....................  B3       B+    12/31/06                   9,733,445
10,786      Texas Petrochemicals
            Corp., Term Loan........  B1       NR    06/30/01 to 06/30/04      10,788,253
889         Texas Petrochemicals
            Corp., Revolving Credit
            Agreement...............  B1       NR    12/31/02                     889,354
6,402       TruSeal Technologies,
            Inc., Term Loan.........  NR       NR    06/30/04                   6,398,647
8,060       Vinings Industries,
            Inc., Term Loan.........  NR       NR    03/31/05                   8,055,016

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            CHEMICAL, PLASTICS & RUBBER (CONTINUED)
$4,531      West American Rubber,
            Term Loan...............  NR       NR    06/30/05              $    4,531,000
                                                                           --------------
                                                                              279,007,810
                                                                           --------------
            CONSTRUCTION MATERIALS  0.5%
1,305       Brand Scaffold Services,
            Inc., Term Loan.........  B1       NR    09/30/02                   1,304,850
278         Brand Scaffold Services,
            Inc., Revolving Credit
            Agreement...............  B1       NR    09/30/02                     277,778
10,000      Dayton Superior Corp.,
            Term Loan...............  NR       NR    09/29/05                   9,995,830
6,831       Flextek Components,
            Inc., Term Loan (a).....  NR       NR    02/28/05                   3,438,910
6,451       Reliant Building
            Products, Inc., Term
            Loan....................  B2       CCC   03/31/04                   6,451,256
14,700      Werner Holding Co., Term
            Loan....................  Ba3      B+    11/30/04 to 11/30/05      14,646,183
                                                                           --------------
                                                                               36,114,807
                                                                           --------------
            CONTAINERS, PACKAGING & GLASS  2.8%
8,750       ACX Technologies, Term
            Loan....................  Ba1      NR    08/01/00                   8,761,305
7,763       Fleming Packaging Corp.,
            Term Loan...............  NR       NR    08/30/04                   7,763,333
9,800       Graham Packaging Co.,
            Term Loan...............  B1       B+    01/31/06 to 01/31/07       9,792,999
28,669      Huntsman Packaging
            Corp., Term Loan........  B1       BB-   09/30/05 to 06/30/06      28,452,954
29,325      IPC, Inc., Term Loan....  NR       B+    10/02/04                  29,105,063
7,481       Mediapak Corp., Term
            Loan....................  NR       NR    12/31/05 to 12/31/06       7,482,429
17,227      Packaging Corp., Term
            Loan....................  Ba3      BB    04/12/07 to 04/12/08      17,326,098
4,941       Packaging Dynamics, Term
            Loan....................  NR       NR    11/20/05                   4,940,394
73,334      Stone Container Corp.,
            Term Loan...............  Ba3      B+    10/01/03                  73,580,904
2,297       Stone Container Corp.,
            Revolving Credit
            Agreement...............  Ba3      B+    10/01/03                   2,276,266

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
$7,874      Stronghaven, Inc., Term
            Loan....................  NR       NR    05/15/04              $    7,086,847
7,074       Tekni-Plex, Inc., Term
            Loan....................  B1       B+    03/03/06                   7,073,943
                                                                           --------------
                                                                              203,642,535
                                                                           --------------
            DIVERSIFIED MANUFACTURING  2.6%
3,435       Advanced Accessory
            Systems, LLC, Term
            Loan....................  B1       B+    10/30/04                   3,435,567
29,925      Chart Industries, Inc.,
            Term Loan...............  NR       NR    03/31/06                  29,923,971
7,613       CII Carbon, LLC, Term
            Loan....................  NR       NR    06/25/08                   7,612,107
11,327      ConMed Corp., Term
            Loan....................  B1       BB-   12/30/04 to 06/30/05      11,319,795
14,500      Desa International, Term
            Loan....................  B2       B+    11/26/03 to 12/26/04      14,497,160
30,025      International Wire
            Group, Inc., Term
            Loan....................  B1       NR    09/30/03                  30,027,887
18,275      Neenah Foundry Co., Term
            Loan....................  B1       BB-   09/30/05                  18,273,013
25,664      Spalding Holdings, Inc.,
            Term Loan...............  B3       B-    09/30/03 to 03/30/06      25,624,549
8,875       Spalding Holdings, Inc.,
            Revolving Credit
            Agreement...............  B3       B-    09/30/03                   8,866,506
12,222      Superior Telecom, Term
            Loan....................  Ba3      B+    11/27/05                  12,226,422
24,583      UCAR International,
            Inc., Term Loan.........  Ba3      BB-   12/31/02                  24,649,905
3,471       United Fixtures Co.,
            Term Loan...............  NR       NR    12/15/02                   2,256,860
6,965       Western Industries,
            Inc., Term Loan.........  NR       NR    06/23/06                   6,961,619
                                                                           --------------
                                                                              195,675,361
                                                                           --------------
            ECOLOGICAL  3.2%
165,000     Allied Waste North
            America, Inc., Term
            Loan....................  Ba3      BB    07/23/06 to 07/23/07     159,934,995

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            ECOLOGICAL (CONTINUED)
$6,930      Environmental System,
            Term Loan...............  NR       NR    09/30/05              $    6,931,216
70,915      Safety-Kleen Corp., Term
            Loan....................  Ba3      BB    03/10/05 to 03/10/06      70,794,616
                                                                           --------------
                                                                              237,660,827
                                                                           --------------
            EDUCATION & CHILD CARE  0.2%
8,602       Kindercare Learning
            Centers, Inc., Term
            Loan....................  Ba3      B+    03/21/06                   8,601,820
4,844       La Petite Academy, Inc.,
            Term Loan...............  B2       B     05/11/05                   4,843,400
                                                                           --------------
                                                                               13,445,220
                                                                           --------------
            ELECTRONICS  3.3%
32,323      Amphenol Corp., Term
            Loan....................  Ba3      BB    05/19/04 to 05/19/06      32,102,014
6,622       Beltone Electronics,
            Inc., Term Loan.........  NR       NR    10/31/04                   6,618,920
3,529       Caribiner International,
            Term Loan...............  NR       NR    09/30/03                   3,528,651
12,232      Chatham Technologies
            Acquisition, Inc., Term
            Loan....................  NR       NR    08/18/03 to 08/18/05      11,862,956
6,965       Communications
            Instruments, Inc., Term
            Loan....................  Ba3      BB-   03/15/04                   6,961,198
47,850      DecisionOne Corp., Term
            Loan (h)................  Caa3     C     08/07/03 to 08/07/05      23,925,000
4,957       EG&G Technical Service,
            Term Loan...............  B1       NR    08/20/07                   4,956,777
5,368       Fisher Scientific
            International, Inc.,
            Term Loan...............  Ba3      B+    01/21/05 to 01/21/06       5,379,082
22,367      General Cable Corp.,
            Term Loan...............  Ba3      NR    06/30/07                  22,376,515
4,435       Rowe International,
            Inc., Term Loan.........  NR       NR    12/31/03                   4,435,436
8,107       Sarcom, Inc., Term
            Loan....................  NR       NR    12/31/02                   8,107,143

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            ELECTRONICS (CONTINUED)
$50,000     Semiconductor Components
            Industries, Term Loan...  NR       BB-   08/04/06 to 08/04/07  $   50,476,550
7,425       Stoneridge, Inc., Term
            Loan....................  Ba3      BB    12/31/05                   7,417,916
9,906       Stratus Computer, Inc.,
            Term Loan...............  NR       NR    02/26/05                   9,907,179
39,698      Viasystems, Inc., Term
            Loan....................  B1       B+    03/31/04 to 06/30/05      39,697,173
1,473       Viasystems, Inc.,
            Revolving Credit
            Agreement...............  B1       B+    12/31/02                   1,473,299
4,863       Wilson Greatbatch, Inc.,
            Term Loan...............  NR       NR    07/30/04                   4,863,403
                                                                           --------------
                                                                              244,089,212
                                                                           --------------
            ENTERTAINMENT & LEISURE  3.2%
13,310      American Skiing Co.,
            Term Loan...............  NR       NR    05/31/06                  13,312,858
24,393      AMF Group, Inc., Term
            Loan....................  B2       B     03/31/03 to 03/31/04      24,384,389
10,000      Fitness Holdings, Term
            Loan....................  NR       B+    11/02/06 to 11/02/07       9,988,750
7,840       KSL Recreation Group,
            Inc., Term Loan.........  B2       B+    04/30/05 to 04/30/06       7,791,000
1,473       KSL Recreation Group,
            Inc., Revolving Credit
            Agreement...............  B2       B+    04/30/04                   1,472,595
79,000      Metro-Goldwyn-Mayer,
            Inc., Term Loan.........  Baa3     BBB-  03/31/05 to 03/31/06      78,035,803
5,011       Regal Cinemas, Inc.,
            Term Loan...............  B1       B+    05/27/06 to 05/27/07       5,010,987
9,933       SFX Entertainment, Inc.,
            Term Loan...............  B1       B+    06/30/06                   9,920,917
6,700       Sportcraft, Ltd., Term
            Loan....................  NR       NR    12/31/02                   6,698,811
4,610       True Temper, Term Loan..  B1       BB-   09/30/05                   4,609,163
4,892       United Artists Theatre,
            Inc., Term Loan.........  B3       CCC   04/21/06 to 04/21/07       4,529,522
35,860      Viacom, Inc., Term
            Loan....................  Baa3     BBB-  04/01/02 to 04/02/02      35,367,103

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
$1,810      Viacom, Inc., Revolving
            Credit Agreement........  Baa3     BBB-  04/01/02              $    1,809,746
15,000      WestStar Cinemas, Inc.,
            Term Loan (a)(b)........  NR       NR    09/30/05                   9,900,000
21,760      WFI Group, Inc., Term
            Loan....................  Baa3     NR    07/14/04                  21,756,328
                                                                           --------------
                                                                              234,587,972
                                                                           --------------
            FARMING & AGRICULTURE  0.1%
10,890      Doane Pet Care Cos.,
            Term Loan...............  B1       B+    12/31/05 to 12/31/06      10,926,296
                                                                           --------------

            FINANCE  5.8%
23,537      Alliance Data Systems,
            Inc., Term Loan.........  NR       NR    07/25/03                  23,528,332
39,800      Bridge Information
            Systems, Inc., Term
            Loan....................  NR       NR    05/29/05                  39,779,702
31,500      Mafco Finance Corp.,
            Term Loan...............  NR       NR    04/28/00                  31,500,849
4,875       Mafco Finance Corp.,
            Revolving Credit
            Agreement...............  NR       NR    04/28/00                   4,875,463
26,500      Metris Cos., Inc., Term
            Loan....................  Ba3      NR    06/30/03                  26,494,739
37,930      Outsourcing Solutions,
            Term Loan...............  B2       BB-   06/01/00 to 12/01/05      37,927,850
65,000      Paul G. Allen, Term
            Loan....................  NR       NR    06/10/03                  65,007,171
70,154      Rent A Center, Inc.,
            Term Loan...............  Ba3      BB-   01/31/06 to 01/31/07      69,671,998
34,000      Sovereign Bancorp, Term
            Loan....................  Ba3      NR    11/14/03                  34,113,322
97,629      Ventas Realty Ltd.,
            Inc., Term Loan.........  NR       NR    04/30/03                  94,700,887
                                                                           --------------
                                                                              427,600,313
                                                                           --------------
            GROCERY  1.6%
4,963       Big V Supermarkets,
            Inc., Term Loan.........  B1       B+    08/10/03                   4,910,806
42,756      Bruno's, Inc.,
            Term Loan (a)...........  Caa2     NR    12/02/03 to 04/15/05      35,487,480

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            GROCERY (CONTINUED)
$4,830      Bruno's, Inc., Revolving
            Credit Agreement (a)....  Caa2     NR    12/02/03              $    4,009,162
12,357      Eagle Family Foods,
            Inc., Term Loan.........  B1       B     12/31/05                  12,356,113
16,673      Fleming Cos., Inc., Term
            Loan....................  Ba3      BB    07/25/04                  16,663,121
31,324      Fleming Cos., Inc.,
            Revolving Credit
            Agreement...............  Ba3      BB    07/25/03                  31,322,761
3,156       Pathmark Stores, Inc.,
            Term Loan...............  B3       B+    06/15/01                   2,984,193
7,927       Pathmark Stores, Inc.,
            Revolving Credit
            Agreement...............  B3       B+    06/15/01                   7,496,299
4,761       The Pantry, Inc., Term
            Loan....................  B1       BB-   01/31/06                   4,772,202
                                                                           --------------
                                                                              120,002,137
                                                                           --------------
            HEALTH CARE & BEAUTY AIDS  1.7%
27,415      Kinetic Concepts, Inc.,
            Term Loan...............  Ba3      B     12/31/04 to 12/31/05      27,420,472
15,743      Mary Kay, Inc., Term
            Loan....................  NR       NR    03/06/04                  15,740,126
1,239       Mary Kay, Inc.,
            Revolving Credit
            Agreement...............  NR       NR    03/06/04                   1,238,961
24,376      Playtex Products, Inc.,
            Term Loan...............  Ba2      BB    09/15/03                  24,380,629
54,450      Revlon Consumer Products
            Corp., Term Loan........  B2       B+    05/30/02 to 05/31/02      54,443,631
                                                                           --------------
                                                                              123,223,819
                                                                           --------------
            HEALTHCARE  8.7%
10,000      Alliance Imaging, Inc.,
            Term Loan...............  B1       NR    11/02/07 to 11/02/08       9,998,226
6,772       Caremark Rx, Inc., Term
            Loan....................  B1       BB-   05/31/01                   6,773,145
9,286       Caremark Rx, Inc.,
            Revolving Credit
            Agreement...............  B1       BB-   05/31/01                   9,285,189

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            HEALTHCARE (CONTINUED)
$4,869      Charter Behavioral,
            Revolving Credit
            Agreement (h)...........  NR       NR    06/17/02              $    4,868,253
9,931       Columbia Healthone,
            Inc., Term Loan.........  Ba2      BB+   06/30/05                   9,897,934
93,627      Community Health
            Systems, Inc., Term
            Loan....................  NR       NR    12/31/03 to 12/31/05      93,081,472
11,514      Extendicare Health
            Services, Inc., Term
            Loan....................  B1       B     12/31/03                  11,515,458
26,702      Genesis Healthcare
            Ventures, Inc., Term
            Loan....................  B2       B     09/30/04 to 06/01/05      26,725,356
147,375     Integrated Health
            Services, Inc., Term
            Loan (a)(h).............  Caa2     NR    09/15/03 to 09/15/05     104,603,142
43,405      Magellan Health
            Services, Inc., Term
            Loan....................  B2       B+    02/12/05                  43,402,024
23,579      Mariner Post-Acute
            Network, Inc., Term
            Loan (a)(b).............  Caa2     NR    03/31/05 to 03/31/06      10,610,639
6,714       Medical Specialties
            Group, Inc., Term
            Loan....................  NR       NR    06/30/01 to 06/30/04       6,717,845
10,945      Mediq/PRN Life Support
            Services, Inc., Term
            Loan....................  B1       CCC   06/30/06                  10,939,185
18,267      Multicare Companies,
            Inc., Term Loan.........  B3       B     09/30/04 to 06/01/05      18,286,808
42,975      National Medical Care,
            Inc., Term Loan.........  Ba1      BB    09/30/03                  42,973,160
4,592       Nen Life Science
            Products, Term Loan.....  NR       NR    03/31/05                   4,591,746
13,500      Oxford Health Plans,
            Inc., Term Loan.........  B3       NR    05/15/03                  13,481,294
27,500      Quest Diagnostics, Inc.,
            Term Loan...............  Ba3      BB    08/16/06 to 08/16/07      27,637,500
4,201       Stryker Corp., Term
            Loan....................  Ba2      BB    12/04/05 to 12/04/06       4,216,824

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            HEALTHCARE (CONTINUED)
$46,322     Sun Healthcare Group,
            Inc., Term
            Loan (a)(b).............  Caa2     NR    11/12/04 to 11/12/05  $   35,204,971
88,200      Total Renal Care
            Holdings, Inc., Term
            Loan....................  Ba2      NR    03/31/08                  88,200,000
9,975       Unilab Corp., Term
            Loan....................  B1       B+    11/23/06                   9,976,280
55,365      Vencor, Inc., Term
            Loan (a)(b).............  Caa2     NR    01/15/05                  48,167,118
                                                                           --------------
                                                                              641,153,569
                                                                           --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS  1.7%
22,870      Corning Consumer
            Products, Co., Term
            Loan....................  B1       NR    10/09/06 to 04/09/07      22,858,163
46,963      Dal-Tile Group, Inc.,
            Term Loan...............  NR       NR    12/31/02 to 12/31/03      46,037,833
2,905       Dal-Tile Group, Inc.,
            Revolving Credit
            Agreement...............  NR       NR    12/31/02                   2,905,372
34,000      Furniture Brands
            International, Inc.,
            Term Loan...............  NR       NR    06/30/07                  33,702,500
25,884      Imperial Home Decor
            Group, Inc., Term
            Loan (b)................  Caa3     D     03/12/04 to 03/13/06      14,752,088
4,309       Imperial Home Decor
            Group, Inc., Revolving
            Credit Agreement (b)....  Caa3     D     03/12/04                   2,456,183
                                                                           --------------
                                                                              122,712,139
                                                                           --------------
            HOTELS, MOTELS, & GAMING  4.6%
41,000      Aladdin Gaming, LLC,
            Term Loan...............  B2       NR    02/26/08                  41,000,223
9,293       Alliance Gaming Corp.,
            Term Loan...............  B2       B     01/31/05                   9,278,802
2,041       Alliance Gaming Corp.,
            Delayed Draw Term
            Loan....................  B2       B     01/31/05                   2,037,715
100,000     Felcor Suite Hotels,
            Term Loan...............  Ba2      BB    03/31/04                  99,979,200

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            HOTELS, MOTELS, & GAMING (CONTINUED)
$5,000      Jazz Casino Co., Term
            Loan....................  NR       NR    01/06/06              $    4,996,544
12,243      Las Vegas Sands, Inc.,
            Term Loan...............  NR       B+    11/30/03                  12,237,489
1,728       Las Vegas Sands, Inc.,
            Revolving Credit
            Agreement...............  NR       B+    11/30/03                   1,727,316
25,000      Meditrust Corp., Term
            Loan....................  NR       NR    07/17/01                  24,246,100
50,000      Starwood Hotels and
            Resorts, Inc., Term
            Loan....................  Ba1      NR    02/23/03                  49,991,896
100,000     Wyndham International,
            Inc., Term Loan.........  NR       NR    06/30/06                  97,805,800
                                                                           --------------
                                                                              343,301,085
                                                                           --------------
            INSURANCE  0.6%
17,325      BRW Acquisition, Inc.,
            Term Loan...............  NR       NR    07/10/06 to 07/10/07      17,299,677
24,250      Willis Corroon, Inc.,
            Term Loan...............  Ba2      BB    11/19/05 to 11/19/07      24,308,091
                                                                           --------------
                                                                               41,607,768
                                                                           --------------
            MACHINERY  0.5%
9,500       Alliance Laundry
            Systems, LLC, Term
            Loan....................  B1       B+    06/30/05                   9,499,151
15,000      Ocean Rig (Norway), Term
            Loan....................  NR       NR    06/01/08                  14,997,821
5,815       RIGCO N.A., LLC, Term
            Loan (a)(b).............  NR       NR    09/30/05                   5,524,060
7,500       United Rentals, Term
            Loan....................  Ba2      BB+   06/30/09                   7,485,938
                                                                           --------------
                                                                               37,506,970
                                                                           --------------
            MINING, STEEL, IRON, & NON-PRECIOUS METALS  1.0%
19,970      Carmeuse Lime, Inc.,
            Term Loan...............  NR       NR    03/31/06                  19,973,629
8,327       Earle M. Jorgensen, Term
            Loan....................  B1       B+    03/31/04                   8,305,809
9,312       Fairmont Minerals, Ltd.,
            Term Loan...............  NR       NR    02/25/05                   9,311,965

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            MINING, STEEL, IRON, & NON-PRECIOUS METALS (CONTINUED)
$38,460     Ispat Inland, Term
            Loan....................  Ba3      BB    07/16/05 to 07/16/06  $   38,267,250
                                                                           --------------
                                                                               75,858,653
                                                                           --------------
            NATURAL RESOURCES--COAL  0.0%
4,712       Centennial Resources,
            Inc., Term
            Loan (a)(b).............  NR       NR    03/31/02 to 03/31/04         471,154
781         Centennial Resources,
            Inc., Debtor in
            Possession (a)(b).......  NR       NR    03/31/02 to 03/31/04         780,798
                                                                           --------------
                                                                                1,251,952
                                                                           --------------
            PAPER & FOREST PRODUCTS  0.5%
2,671       Bear Island Paper Co.,
            LLC, Term Loan..........  Ba3      B+    12/31/05                   2,669,619
20,163      Crown Paper Co., Term
            Loan....................  B2       B+    08/23/02                  20,176,188
6,040       Crown Paper Co.,
            Revolving Credit
            Agreement...............  B2       B+    08/23/02                   6,039,757
3,802       CST/Office Products,
            Inc., Term Loan.........  NR       NR    12/31/01 to 01/31/02       1,900,847
8,789       Pacifica Papers, Inc.,
            Term Loan...............  Ba2      BB    03/12/06                   8,790,383
                                                                           --------------
                                                                               39,576,794
                                                                           --------------
            PERSONAL & MISCELLANEOUS SERVICES  0.8%
9,219       Accessory Network Group,
            Term Loan...............  NR       NR    07/31/05                   9,219,780
8,180       Arena Brands, Inc., Term
            Loan....................  NR       NR    06/01/02                   8,168,045
1,010       Arena Brands, Inc.,
            Revolving Credit
            Agreement...............  NR       NR    06/01/02                   1,009,477
8,075       Boyds Collection, Ltd.,
            Term Loan...............  Ba3      B+    04/21/06                   8,028,318
6,584       Burns International,
            Revolving Credit
            Agreement...............  Ba3      BB-   03/31/02                   6,584,340
13,500      Dimac Corp., Term Loan..  Caa1     NR    06/30/06 to 12/30/06      13,493,216

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            PERSONAL & MISCELLANEOUS SERVICES (CONTINUED)
$10,000     Weight Watchers
            International, Term
            Loan....................  Ba2      B+    09/30/06              $    9,999,879
                                                                           --------------
                                                                               56,503,055
                                                                           --------------
            PHARMACEUTICALS  0.2%
17,167      Endo Pharmaceuticals,
            Inc., Term Loan.........  NR       NR    06/30/04                  17,163,890
                                                                           --------------

            PRINTING/PUBLISHING  3.2%
14,722      Advanstar
            Communications, Term
            Loan....................  Ba3      B+    04/30/05                  14,679,376
12,000      American Media
            Operations, Inc., Term
            Loan....................  Ba3      B+    09/30/01 to 04/01/07      12,268,189
24,000      Big Flower Press, Term
            Loan....................  B1       NR    12/06/08                  23,999,325
4,923       Check Printers, Inc.,
            Term Loan...............  NR       NR    06/30/05                   4,922,983
11,663      Cygnus Publishing, Inc.,
            Term Loan...............  NR       NR    06/05/05                  11,665,839
68,000      Journal Register Co.,
            Term Loan...............  Ba1      BB+   09/30/06                  67,959,188
30,290      Morris Communications,
            Inc., Term Loan.........  NR       NR    03/31/04 to 06/30/05      30,292,672
19,000      PRIMEDIA, Inc., Term
            Loan....................  Ba3      BB-   06/30/04                  18,997,003
6,186       TWP Capital Corp., Term
            Loan....................  NR       NR    10/01/04                   6,185,401
14,483      Von Hoffman Press, Inc.,
            Term Loan...............  B1       B+    05/30/03 to 05/30/05      14,485,340
2,021       Von Hoffman Press, Inc.,
            Revolving Credit
            Agreement...............  B1       B+    05/30/03                   2,021,522
16,500      Ziff-Davis Publishing,
            Inc., Term Loan.........  Ba2      BB-   03/31/05                  16,395,704
9,825       21st Century Newspaper,
            Inc., Term Loan.........  NR       NR    09/15/05                   9,819,712
                                                                           --------------
                                                                              233,692,254
                                                                           --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            RESTAURANTS & FOOD SERVICE  1.3%
$8,331      Applebee's
            International, Inc.,
            Term Loan...............  NR       NR    03/31/06              $    8,331,311
2,443       Carvel Corp., Term
            Loan....................  NR       NR    06/30/00                   2,442,667
14,850      Domino's Pizza, Term
            Loan....................  B1       B+    12/21/06 to 12/21/07      14,904,249
41,615      S.C International
            Services, Inc., Term
            Loan....................  Ba3      NR    08/28/02                  41,593,871
21,844      Shoney's, Inc., Term
            Loan....................  B1       NR    04/30/02                  21,842,649
7,064       Volume Services America,
            Term Loan...............  B1       B+    12/01/06                   7,064,933
                                                                           --------------
                                                                               96,179,680
                                                                           --------------
            RETAIL--OFFICE PRODUCTS  0.7%
6,965       Identity Group, Inc.,
            Term Loan...............  NR       NR    05/11/07                   6,961,195
46,254      U.S. Office Products
            Co., Term Loan..........  B3       B     06/09/06                  46,251,757
                                                                           --------------
                                                                               53,212,952
                                                                           --------------
            RETAIL--OIL & GAS  0.2%
11,794      TravelCenters of
            America, Inc., Term
            Loan....................  Ba2      BB-   03/31/05                  11,852,719
                                                                           --------------

            RETAIL--SPECIALTY  0.3%
15,300      Hollywood Entertainment
            Corp., Revolving Credit
            Agreement...............  B1       B+    09/05/02                  15,299,465
7,715       Murray's Discount Auto
            Stores, Inc., Term
            Loan....................  NR       NR    06/30/03                   7,719,008
520         Murray's Discount Auto
            Stores, Inc., Revolving
            Credit Agreement........  NR       NR    06/30/03                     468,000
                                                                           --------------
                                                                               23,486,473
                                                                           --------------

            RETAIL--STORES  0.8%
11,454      Advance Stores Co., Term
            Loan....................  B1       NR    04/15/06                  11,453,173

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            RETAIL--STORES (CONTINUED)
$1,786      American Blind and
            Wallpaper Factory, Term
            Loan....................  NR       NR    12/31/05              $    1,786,179
5,809       Kirkland's Holdings,
            Term Loan...............  NR       NR    06/30/02                   5,808,305
12,163      Nebraska Book Co., Inc.,
            Term Loan...............  B1       B+    03/31/06                  12,164,643
10,220      Payless Cashways, Inc.,
            Term Loan...............  NR       NR    11/30/02                  10,220,370
15,427      Peebles, Inc., Term
            Loan....................  NR       NR    06/09/02                  15,426,798
4,805       Vitamin Shoppe
            Industries, Inc., Term
            Loan....................  NR       NR    05/15/04                   4,803,785
                                                                           --------------
                                                                               61,663,253
                                                                           --------------
            TELECOMMUNICATIONS--CELLULAR  2.1%
19,850      American Cellular
            Wireless, Inc., Term
            Loan....................  NR       NR    06/30/07                  19,842,914
8,835       Centennial Cellular,
            Inc., Term Loan.........  B1       B+    05/31/07 to 11/30/07       8,889,300
39,217      Sygnet Wireless, Inc.,
            Term Loan...............  B3       NR    03/23/07 to 12/23/07      39,350,606
65,000      Western Wireless Corp.,
            Term Loan...............  B1       NR    03/31/05                  64,994,779
20,000      Wireless One Network,
            Term Loan...............  NR       NR    09/30/07                  20,000,499
                                                                           --------------
                                                                              153,078,098
                                                                           --------------
            TELECOMMUNICATIONS--HYBRID  2.9%
15,000      Alaska Communication,
            Inc., Term Loan.........  B1       BB    11/14/07 to 05/14/08      15,056,250
68,500      Nextel Finance Co., Term
            Loan....................  Ba2      BB-   06/30/08 to 12/31/08      69,427,627
10,000      Nextel Finance Co., Term
            Loan (Argentina)........  NR       NR    03/31/03                   9,995,847
37,500      Nextel Partners Co.,
            Term Loan...............  B2       B-    11/01/07 to 07/29/08      37,530,205
5,000       Orius Corp., Term
            Loan....................  NR       B+    12/14/06                   4,999,719
30,000      Pacific Crossing Ltd.,
            Term Loan...............  NR       NR    07/28/06                  29,997,133

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            TELECOMMUNICATIONS--HYBRID (CONTINUED)
$50,000     Teligent, Inc., Term
            Loan....................  B3       B-    06/30/06              $   49,973,593
                                                                           --------------
                                                                              216,980,374
                                                                           --------------
            TELECOMMUNICATIONS--PERSONAL COMMUNICATION SYSTEMS  4.1%
100,000     BCP SP Ltd., Term Loan..  NR       NR    03/16/00                  98,983,687
6,750       Mitel Corp., Term
            Loan....................  NR       NR    12/26/03                   6,751,203
73,904      Omnipoint
            Communications, Inc.,
            Term Loan...............  B2       NR    02/01/06 to 02/17/06      74,313,364
5,000       Powertel PCS, Inc., Term
            Loan....................  NR       NR    03/31/06                   4,999,876
11,000      Powertel PCS, Inc.,
            Revolving Credit
            Agreement...............  NR       NR    03/31/06                  10,999,727
17,000      Telecorp PCS, Inc., Term
            Loan....................  B2       NR    12/05/07                  16,964,589
9,694       Telespectrum Worldwide,
            Inc., Term Loan.........  NR       NR    12/31/01 to 12/31/03       9,692,087
40,000      Tritel Holding Corp.,
            Term Loan...............  B2       NR    12/31/07                  40,137,520
42,000      Triton PCS, Inc., Term
            Loan....................  B1       B     05/04/07                  41,536,236
                                                                           --------------
                                                                              304,378,289
                                                                           --------------
            TELECOMMUNICATIONS--WIRELESS MESSAGING  0.8%
14,823      Arch Paging, Inc., Term
            Loan....................  B2       B     12/31/02 to 12/31/03      14,803,077
65,000      Iridium Operating LLC,
            Term Loan (a)(b)........  NR       D     12/29/00                  24,049,579
9,460       Teletouch
            Communications, Inc.,
            Term Loan...............  NR       NR    11/30/05                   9,451,218
11,000      TSR Wireless LLC, Term
            Loan....................  NR       NR    06/30/05                  11,000,608
                                                                           --------------
                                                                               59,304,482
                                                                           --------------
            TEXTILES & LEATHER  1.4%
11,040      American Marketing
            Industries, Inc., Term
            Loan....................  NR       NR    11/30/02                  11,041,998

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            TEXTILES & LEATHER (CONTINUED)
$8,234      GFSI, Inc., Term Loan...  Ba3      NR    03/31/04              $    8,240,214
19,242      Glenoit Corp., Term
            Loan....................  B1       B     12/31/03 to 06/30/04      19,241,675
9,600       Humphrey's, Inc., Term
            Loan....................  B2       NR    01/15/03                   9,602,859
10,127      Joan Fabrics Corp., Term
            Loan....................  NR       NR    06/30/05 to 06/30/06      10,101,443
12,322      Johnston Industries,
            Inc., Term Loan.........  NR       NR    07/01/00                  12,323,104
14,983      Norcorp, Inc., Term
            Loan....................  NR       NR    03/31/06 to 11/30/06      14,980,062
13,825      Norcross Safety
            Products, Term Loan.....  NR       NR    10/02/05                  13,823,503
6,768       William Carter Co., Term
            Loan....................  Ba3      BB-   10/30/03                   6,765,177
                                                                           --------------
                                                                              106,120,035
                                                                           --------------
            TRANSPORTATION--CARGO  1.1%
23,289      Atlas Freighter Leasing,
            Inc., Term Loan.........  Ba2      NR    05/29/04 to 06/30/04      23,259,775
9,825       CTC Distribution
            Services, LLC, Term
            Loan....................  NR       NR    02/25/06                   9,824,817
31,932      Evergreen International
            Aviation, Inc., Term
            Loan....................  NR       NR    05/31/02 to 05/31/03      31,819,293
8,179       Gemini Leasing, Inc.,
            Term Loan...............  B1       NR    08/12/05                   8,172,804
8,059       OmniTrax Railroads, LLC,
            Term Loan...............  NR       NR    05/14/05                   8,060,365
                                                                           --------------
                                                                               81,137,054
                                                                           --------------
            TRANSPORTATION--PERSONAL  1.8%
50,000      Avis Rent A Car, Inc.,
            Term Loan...............  Ba3      BB+   06/30/06 to 06/30/07      50,326,425
44,401      Continental Airlines,
            Inc., Term Loan.........  Ba1      BB    07/31/02 to 07/31/04      44,372,949
41,790      Motor Coach Industries,
            Term Loan...............  Ba3      BB-   04/29/05 to 06/16/06      41,785,632
                                                                           --------------
                                                                              136,485,006
                                                                           --------------
            UTILITIES  0.1%
5,000       AES Texas Funding.......  Ba1      NR    01/24/01                   5,000,000
                                                                           --------------
            TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  81.4%...........   6,017,023,795
                                                                           --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                        DESCRIPTION                               VALUE
OTHER LOAN INTERESTS  0.5%
London Fog Industries, Inc. ($13,541,264 par, 10.00% coupon, maturing 02/27/03) 144A Private Placement (a)(b)(e).......
                                                              $   11,510,074
Satelites Mexicanos ($29,296,000 par, 9.06% coupon, maturing
  06/30/04) 144A Private Placement (e)......................
                                                                  29,473,717
                                                              --------------
TOTAL FIXED INCOME SECURITIES...............................
                                                                  40,983,791
                                                              --------------

EQUITIES  0.7%
AFC Enterprises, Inc. (604,251 common shares) (c)(d)........
                                                                   4,154,226
American Blind and Wallpaper Factory, Inc. (198,600 common
  shares) (c)(d)(g).........................................
                                                                     695,100
Best Products Co., Inc. (297,480 common shares) (d).........
                                                                           0
Best Products Co., Inc. (Warrants for 28,080 common shares)
  (d).......................................................
                                                                           0
Classic Cable, Inc. (Warrants for 760 common shares) (d)....
                                                                           0
CST/Star Products, Inc. (0.3 common shares) (c)(d)..........
                                                                         557
Dan River, Inc. (192,060 common shares) (d).................
                                                                     912,285
Flagstar Cos., Inc. (8,755 common shares) (d)...............
                                                                          22
London Fog Industries, Inc. (1,083,301 common shares)
  (c)(d)(g).................................................
                                                                           0
London Fog Industries, Inc. (Warrants for 66,580 common
  shares) (c)(d)(g).........................................
                                                                           0
Fleer/Marvel Entertainment, Inc. (593,473 preferred
  shares)(g)................................................
                                                                   5,970,334
Fleer/Marvel Entertainment, Inc. (891,340 common shares)
  (d)(g)....................................................
                                                                   5,459,457
Murray's Discount Auto Stores, Inc. (Warrants for 289 common shares) (c)(d)............................................
                                                                           3
Payless Cashways, Inc. (1,024,159 common shares) (d)(g).....
                                                                   1,728,268
RIGCO N.A., L.L.C. (Warrants for .325% interest of company's fully diluted equity) (d).................................
                                                                           0
Rowe International, Inc. (91,173 common shares) (c)(d)(g)...
                                                                         912
Sarcom, Inc. (43 common shares) (c)(d)......................
                                                                           0
Trans World Entertainment Corp. (3,789,962 common shares)
  (c)(d)(g).................................................
                                                                  35,057,149
United Fixtures Holdings, Inc. (196,020 common shares)
  (c)(d)....................................................
                                                                           0
United Fixtures Holdings, Inc. (53,810 preferred shares)
  (c)(d)....................................................
                                                                     535,409
                                                              --------------
TOTAL EQUITIES..............................................
                                                                  54,513,722
                                                              --------------
TOTAL LONG-TERM INVESTMENTS  82.6%
  (Cost $6,381,345,439).....................................
                                                               6,112,521,308
                                                              --------------

SHORT-TERM INVESTMENTS  16.8%

COMMERCIAL PAPER  13.0%
Armstrong World Industries, Inc. ($50,000,000 par, maturing
  02/17/00 to 02/23/00, yielding 5.74% to 5.75%)............
                                                                  49,875,617
Autoliv ASP, Inc. ($27,853,000 par, maturing 03/01/00 to
  03/06/00, yielding 5.85% to 6.00%)........................
                                                                  27,705,934

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                        DESCRIPTION                               VALUE

COMMERCIAL PAPER (CONTINUED)
Baxter International, Inc. ($10,000,000 par, maturing
  02/02/00, yielding 5.50%).................................
                                                              $    9,998,472
Cargill, Inc. ($70,000,000 par, maturing 02/08/00 to
  03/03/00, yielding 5.53% to 5.63%)........................
                                                                  69,808,300
Case Corp. ($6,500,000 par, maturing 02/14/00, yielding
  5.80%)....................................................
                                                                   6,486,386
Centex Corp. ($19,494,000 par, maturing 02/14/00 to
  02/29/00, yielding 5.85%).................................
                                                                  19,441,865
Central & Southwest Corp. ($28,866,000 par, maturing
  02/25/00, yielding 5.77%).................................
                                                                  28,795,243
Comdisco, Inc. ($21,500,000 par, maturing 02/23/00 to
  03/13/00, yielding 5.82% to 5.90%)........................
                                                                  21,376,090
Compaq Computer Corp. ($30,000,000 par, maturing 02/24/00 to
  03/01/00, yielding 5.83%).................................
                                                                  29,873,683
Cox Communications, Inc. ($10,000,000 par, maturing
  02/18/00, yielding 5.95%).................................
                                                                   9,971,903
CSX Corp. ($55,000,000 par, maturing 02/16/00 to 02/24/00,
  yielding 5.75% to 5.85%)..................................
                                                                  54,836,076
CVS Corp. ($45,000,000 par, maturing 02/25/00 to 02/29/00,
  yielding 5.72% to 5.75%)..................................
                                                                  44,808,329
Dominion Resources, Inc. ($42,000,000 par, maturing 02/04/00 to 02/17/00, yielding 5.72% to 5.75%).....................
                                                                  41,944,803
FDX Corp. ($45,000,000 par, maturing 02/08/00 to 02/22/00,
  yielding 5.73% to 5.80%)..................................
                                                                  44,917,640
Fluor Corp. ($10,000,000 par, maturing 02/15/00, yielding
  5.62%)....................................................
                                                                   9,978,145
Ford Motor Corp. ($20,000,000 par, maturing 03/07/00,
  yielding 5.65%)...........................................
                                                                  19,890,139
Halliburton Co. ($3,800,000 par, maturing 02/02/00, yielding
  5.51%)....................................................
                                                                   3,799,418
Hertz Corp. ($20,000,000 par, maturing 03/02/00, yielding
  5.66%)....................................................
                                                                  19,905,667
Illinois Power Co. ($37,500,000 par, maturing 02/08/00 to
  03/02/00, yielding 5.75% to 5.90%)........................
                                                                  37,401,094
Kimberly Clark Corp. ($7,300,000 par, maturing 02/22/00,
  yielding 5.65%)...........................................
                                                                   7,275,940
MCI Worldcom, Inc. ($20,000,000 par, maturing 03/08/00,
  yielding 5.84%)...........................................
                                                                  19,883,200
Mallinckrodt Group, Inc. ($25,000,000 par, maturing
  02/15/00, yielding 5.75%).................................
                                                                  24,944,097
Maytag Corp. ($10,900,000 par, maturing 02/25/00, yielding
  5.75%)....................................................
                                                                  10,858,217
Nabisco, Inc. ($25,000,000 par, maturing 03/08/00 to
  03/09/00, yielding 5.80%).................................
                                                                  24,852,583
Pitney Bowes, Inc. ($15,000,000 par, maturing 02/24/00,
  yielding 5.62%)...........................................
                                                                  14,946,142
RPM, Inc. ($49,415,000 par, maturing 02/09/00 to 02/22/00,
  yielding 5.81% to 5.85%)..................................
                                                                  49,340,504
Safeway, Inc. ($40,100,000 par, maturing 02/07/00 to
  03/10/00, yielding 5.70% to 5.80%)........................
                                                                  39,813,505

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                        DESCRIPTION                               VALUE

COMMERCIAL PAPER (CONTINUED)
Safeway, Inc. ($45,000,000 par, maturing 02/17/00 to
  02/18/00, yielding 5.74%).................................
                                                              $   44,882,011
Tampa Electric Co. ($7,000,000 par, maturing 02/24/00,
  yielding 5.62%)...........................................
                                                                   6,974,866
Tandy Corp. ($17,600,000 par, maturing 02/09/00 to 02/10/00, yielding 5.76%)...........................................
                                                                  17,576,256
Texas Utilities Co. ($50,000,000 par, maturing 02/03/00 to
  02/10/00, yielding 5.63% to 5.72%)........................
                                                                  49,962,017
TRW, Inc. ($45,000,000 par, maturing 02/28/00, yielding
  5.82%)....................................................
                                                                  44,803,575
WalMart Stores, Inc. ($30,625,000 par, maturing 02/14/00 to
  02/28/00, yielding 5.59% to 5.63%)........................
                                                                  30,539,764
Xtra, Inc. ($22,355,000 par, maturing 02/03/00 to 03/01/00,
  yielding 5.75% to 5.90%)..................................
                                                                  22,280,022
                                                              --------------
TOTAL COMMERCIAL PAPER  13.0%...............................
                                                                 959,747,503
                                                              --------------

SHORT-TERM LOAN PARTICIPATIONS  3.8%
Alltel Corp. ($35,000,000 par, maturing 02/22/00 to
  02/25/00, yielding 5.70% to 5.72%)........................
                                                                  35,000,000
Anadarko Pete Corp. ($35,000,000 par, maturing 02/01/00 to
  02/07/00, yielding 5.64% to 5.94%)........................
                                                                  35,000,000
Army and Air Force Exchange Service ($11,000,000 par,
  maturing 02/11/00, yielding 5.68%)........................
                                                                  11,000,000
Ashland Oil Co. ($40,000,000 par, maturing 02/01/00 to
  02/09/00, yielding 5.80% to 5.88%)........................
                                                                  40,000,000
Bell Atlantic Financial Services ($20,000,000 par, maturing
  02/09/00, yielding 5.54%).................................
                                                                  20,000,000
Bell Atlantic Network Funding ($60,000,000 par, maturing
  02/02/00 to 02/09/00, yielding 5.54%).....................
                                                                  60,000,000
Central & Southwest Corp. ($22,000,000 par, maturing
  03/10/00, yielding 5.98% to 6.00%)........................
                                                                  22,000,000
Conagra, Inc. ($15,000,000 par, maturing 02/17/00, yielding
  5.83%)....................................................
                                                                  15,000,000
Cox Communications, Inc. ($2,000,000 par, maturing 02/01/00, yielding 6.00%)...........................................
                                                                   2,000,000
Dial Corp. ($15,000,000 par, maturing 02/01/00, yielding
  5.72%)....................................................
                                                                  15,000,000
EOG Resources ($15,000,000 par, maturing 03/07/00, yielding
  5.95%)....................................................
                                                                  15,000,000
Mead Corp. ($10,000,000 par, maturing 02/01/00, yielding
  5.97%)....................................................
                                                                  10,000,000
                                                              --------------
TOTAL SHORT-TERM LOAN PARTICIPATIONS........................
                                                                 280,000,000
                                                              --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                        DESCRIPTION                               VALUE
TIME DEPOSIT  0.0%
State Street Bank & Trust Corp. ($2,000,000 par, 5.00
  coupon, dated 01/31/00, to be sold on 02/01/00 at
  $2,000,278)...............................................
                                                              $    2,000,000
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS  16.8%
  (Cost $1,241,747,503).....................................
                                                               1,241,747,503
                                                              --------------

TOTAL INVESTMENTS  99.4%
  (Cost $7,623,092,942).....................................
                                                               7,354,268,811

OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%.................
                                                                  40,887,884
                                                              --------------

NET ASSETS  100.0%..........................................
                                                              $7,395,156,695
                                                              ==============

NR - Not Rated

+ Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poors Group are considered to be below investment grade.

1 Industry percentages are calculated as a percentage of net assets

(a) This Senior Loan interest is non-income producing.

(b) This Borrower has filed for protection in federal bankruptcy court.

(c) Restricted security.

(d) Non-income producing security as this stock currently does not declare dividends.

(e) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(f) Interest is accruing at less than the stated coupon.

(g) Affiliated company. See notes to financial statements.

(h) Subsequent to January 31, 2000, this borrower has filed for protection in federal bankruptcy court.

 * Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

 ** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
January 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $7,623,092,942).....................  $7,354,268,811
Receivables:
  Interest and Fees.........................................      57,707,117
  Investments Sold..........................................       1,304,110
  Fund Shares Sold..........................................       5,289,129
Other.......................................................         271,842
                                                              --------------
    Total Assets............................................   7,418,841,009
                                                              --------------
LIABILITIES:
Payables:
  Income Distributions......................................       8,263,452
  Investment Advisory Fee...................................       6,136,555
  Distributor and Affiliates................................       1,932,982
  Fund Shares Repurchased...................................       1,666,865
  Administrative Fee........................................       1,659,654
  Custodian Bank............................................         428,945
  Investments Purchased.....................................         215,824
Accrued Expenses............................................       2,957,894
Trustees' Deferred Compensation and Retirement Plans........         422,143
                                                              --------------
    Total Liabilities.......................................      23,684,314
                                                              --------------
NET ASSETS..................................................  $7,395,156,695
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 769,655,798 shares issued and
  outstanding)..............................................  $    7,696,558
Paid in Surplus.............................................   7,706,517,177
Accumulated Undistributed Net Investment Income.............      21,317,534
Accumulated Net Realized Loss...............................     (71,550,443)
Net Unrealized Depreciation.................................    (268,824,131)
                                                              --------------
NET ASSETS..................................................  $7,395,156,695
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($7,395,156,695 divided by
  769,655,798 shares outstanding)...........................  $         9.61
                                                              ==============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended January 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 319,956,156
Fees........................................................      1,017,826
Dividends...................................................        220,079
Other.......................................................      3,974,586
                                                              -------------
    Total Income............................................    325,168,647
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     37,282,931
Administrative Fee..........................................     10,095,796
Shareholder Services........................................      3,536,201
Legal.......................................................      1,129,200
Custody.....................................................        517,579
Trustees' Fees and Related Expenses.........................        146,030
Other.......................................................      1,952,913
                                                              -------------
    Total Expenses..........................................     54,660,650
    Less: Credits Earned on Cash Balances...................         96,228
                                                              -------------
    Net Expenses............................................     54,564,422
                                                              -------------
NET INVESTMENT INCOME.......................................  $ 270,604,225
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (4,586,549)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (66,177,805)
  End of the Period.........................................   (268,824,131)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (202,646,326)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(207,232,875)
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  63,371,350
                                                              =============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended January 31, 2000 and the Year Ended July 31, 1999 (Unaudited)

                                                     SIX MONTHS ENDED       YEAR ENDED
                                                     JANUARY 31, 2000     JULY 31, 1999
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income...........................      $  270,604,225      $  510,587,206
Net Realized Loss...............................          (4,586,549)        (39,696,960)
Net Unrealized Depreciation During the Period...        (202,646,326)        (60,996,583)
                                                      --------------      --------------
Change in Net Assets from Operations............          63,371,350         409,893,663
Distributions from Net Investment Income........        (264,127,842)       (506,562,808)
                                                      --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................        (200,756,492)        (96,669,145)
                                                      --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Sold................         321,448,407       1,681,564,508
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................         139,573,154         268,516,058
Cost of Shares Repurchased......................      (1,001,499,347)     (1,029,903,851)
                                                      --------------      --------------

NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................        (540,477,786)        920,176,715
                                                      --------------      --------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS.........        (741,234,278)        823,507,570
NET ASSETS:
Beginning of the Period.........................       8,136,390,973       7,312,883,403
                                                      --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $21,317,534 and $14,841,151, respectively)....      $7,395,156,695      $8,136,390,973
                                                      ==============      ==============

See Notes to Financial Statements

Statement of Cash Flows
For the Six Months Ended January 31, 2000 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................    $  63,371,350
                                                                -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................      736,793,058
  Increase in Interest and Fees Receivables.................       (5,817,097)
  Decrease in Receivable for Investments Sold...............        1,019,827
  Decrease in Other Assets..................................           58,431
  Decrease in Investment Advisory Fee Payable...............         (320,933)
  Decrease in Administrative Fee Payable....................          (91,311)
  Decrease in Distributor and Affiliates Payable............         (486,202)
  Increase in Payable for Investments Purchased.............          215,824
  Decrease in Accrued Expenses..............................         (953,047)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................           58,220
                                                                -------------
    Total Adjustments.......................................      730,476,770
                                                                -------------

NET CASH PROVIDED BY OPERATING ACTIVITIES...................      793,848,120
                                                                -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................      333,797,557
Payments on Shares Repurchased..............................     (999,832,482)
Change in Intra-day Credit Line with Custodian Bank.........         (848,037)
Cash Dividends Paid.........................................     (126,965,158)
                                                                -------------
  Net Cash Used for Financing Activities....................     (793,848,120)
                                                                -------------
NET INCREASE IN CASH........................................              -0-
Cash at Beginning of the Period.............................              -0-
                                                                -------------
CASH AT END OF THE PERIOD...................................    $         -0-
                                                                =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                          SIX
                                        MONTHS
                                         ENDED
                                      JANUARY 31,              YEAR ENDED JULY 31,
                                         2000         1999       1998       1997       1996
                                      -----------   -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................   $  9.854     $  9.976   $  9.963   $ 10.002   $ 10.046
                                       --------     --------   --------   --------   --------
  Net Investment Income.............       .333         .640       .675       .701       .735
  Net Realized and Unrealized
    Gain/Loss.......................      (.256)       (.125)      .015      (.042)     (.028)
                                       --------     --------   --------   --------   --------
Total from Investment Operations....       .077         .515       .690       .659       .707
Less Distributions from Net
  Investment Income.................       .323         .637       .677       .698       .751
                                       --------     --------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD............................   $  9.608     $  9.854   $  9.976   $  9.963   $ 10.002
                                       ========     ========   ========   ========   ========
Total Return (a)....................      0.62%*       5.23%      7.22%      6.79%      7.22%
Net Assets at End of the Period (In
  millions).........................   $7,395.2     $8,136.4   $7,312.9   $6,237.0   $4,865.8
Ratio of Expenses to Average Net
  Assets............................      1.35%        1.35%      1.41%      1.42%      1.46%
Ratio of Net Investment Income to
  Average Net Assets................      6.68%        6.48%      6.81%      7.02%      7.33%
Portfolio Turnover (b)..............        12%*         44%        73%        83%        66%

 *  Non-Annualized

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of any early withdrawal charges. If the early withdrawal charge were included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Variable Rate Senior Loan interests and Other Loan interests (collectively "Loan interests") are valued by the Trust following guidelines established and periodically reviewed by the Trust's Board of Trustees. Subject to criteria established by the Trust's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources, certain Loan interests are valued at the mean of bid and ask market indicators supplied by independent pricing sources approved by the Trust's Board of Trustees. All other Loan interests are valued by considering a number of factors including consideration of market indicators, transactions in instruments which Van Kampen Investment Advisory Corp. (the "Adviser") believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Loan interests. Consideration of comparable instruments may include variable rate securities which have adjustment periods comparable to the Loan interests in the Trust's portfolio. The fair value of Loan interests are reviewed and approved by the Trust's Valuation Committee and by the Trust's Board of Trustees. The fair value of a Loan interest may differ significantly from the market value that would have been used had there been a ready and reliable market for the Loan interest.

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security.

    Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $29,215,056, which will expire between July 31, 2004 and July 31, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, post October losses which may not be recognized for tax purposes until the first day of the following fiscal year and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.

    At January 31, 2000, for federal income tax purposes cost of long- and short-term investments is $7,639,547,465, the aggregate gross unrealized appreciation is $21,447,592 and the aggregate gross unrealized depreciation is $306,726,246 resulting in net unrealized depreciation on long- and short-term investments of $285,278,654.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

F. EXPENSE REDUCTIONS During the six months ended January 31, 2000, the Trust's custody fee was reduced by $96,228 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                         % PER ANNUM
First $4.0 billion..........................................    .950 of 1%
Next $3.5 billion...........................................    .900 of 1%
Next $2.5 billion...........................................    .875 of 1%
Over $10.0 billion..........................................    .850 of 1%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the six months ended January 31, 2000, the Trust recognized expenses of approximately $183,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended January 31, 2000, the Trust recognized expenses of approximately $43,300 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the six months ended January 31, 2000, the Trust recognized expenses for these services of approximately $2,624,900. Transfer agency fees are determined through negotiations with the Trust's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940 as those companies in which a fund holds 5% or more of the outstanding voting securities.

                                                   REALIZED      DIVIDEND    MARKET VALUE
               NAME                   SHARES*     GAIN/(LOSS)     INCOME       1/31/00
American Blind and Wallpaper
  Factory, Inc.....................    198,600         0                0    $   695,100
London Fog Industries, Inc.........  1,083,301         0                0              0
Fleer/Marvel Entertainment, Inc....  1,484,813         0                0     11,429,791
Payless Cashways, Inc..............  1,024,159         0                0      1,728,268
Rowe International, Inc............     91,173         0                0            912
Trans World Entertainment Corp.....  3,789,962         0                0     35,057,149

* Shares were acquired through the restructuring of Senior loan interests.

3. CAPITAL TRANSACTIONS

At January 31, 2000 and July 31, 1999, paid in surplus aggregated $7,706,517,177 and $8,246,435,399, respectively.

    Transactions in common shares were as follows:

                                                       SIX MONTHS ENDED     YEAR ENDED
                                                       JANUARY 31, 2000    JULY 31, 1999
Beginning Shares...................................       825,612,225       733,069,022
                                                         ------------      ------------
  Shares Sold......................................        32,883,872       169,386,633
  Shares Issued Through Dividend Reinvestment......        14,321,020        27,059,241
  Shares Repurchased...............................      (103,161,319)     (103,902,671)
                                                         ------------      ------------
  Net Increase/Decrease in Shares Outstanding......       (55,956,427)       92,543,203
                                                         ------------      ------------
Ending Shares......................................       769,655,798       825,612,225
                                                         ============      ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $815,644,916 and $1,894,486,863, respectively.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the six months ended January 31, 2000, 103,161,319 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                                WITHDRAWAL
                     YEAR OF REPURCHASE                           CHARGE
First.......................................................       3.0%
Second......................................................       2.5%
Third.......................................................       2.0%
Fourth......................................................       1.5%
Fifth.......................................................       1.0%
Sixth and following.........................................       0.0%

    For the six months ended January 31, 2000, Van Kampen received early withdrawal charges of approximately $10,691,450 in connection with tendered shares of the Trust.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $230,650,800 as of January 31, 2000. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Trust, along with the Van Kampen Senior Floating Rate Fund, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on June 13, 2000. The proceeds of any borrowing by the Trust under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings

NOTES TO
FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .45%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, Selling Participant or other persons interpositioned between the Trust and the borrower.

    At January 31, 2000, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                                PRINCIPAL
                                                                 AMOUNT       VALUE
                    SELLING PARTICIPANT                           (000)       (000)
Bankers Trust...............................................    $ 61,714     $ 61,572
Societe Generale............................................      21,760       21,756
Bank of New York............................................      16,500       16,396
Chase Securities Inc........................................       7,686        7,686
Morgan Guaranty Trust.......................................       5,000        5,000
Donaldson Lufkin Jenrette...................................       4,963        4,911
Goldman Sachs...............................................       3,866        3,862
Canadian Imperial Bank of Commerce..........................       3,442        3,447
                                                                --------     --------
Total.......................................................    $124,931     $124,630
                                                                ========     ========

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN PRIME RATE INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

DENNIS J. MCDONNELL*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
   Vice Presidents

INVESTMENT ADVISOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.
This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After June 30, 2000 the report must, if used with prospective investors, be accompanied by a monthly performance update.

   YEAR 2000 UPDATE

   As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.